Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of Tel-Instrument Electronics Corp. (the “Company”), on Form 10-Q for the quarter ended September 30, 2017, as filed with the U.S. Securities and Exchange Commission on the date hereof, I, Jeffrey C. O’Hara, Principal Executive Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	Such Quarterly Report on Form 10-Q for the quarter ended September 30, 2017, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in such Quarterly Report on Form 10-Q for the quarter ended September 30, 2017, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2017	By:	/s/ Jeffrey C. O’Hara
Jeffrey C. O’Hara
Principal Executive Officer Tel-Instrument Electronics Corp.